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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 13, 2006
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                       001-31810                    22-3720962
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


55 MADISON AVENUE, SUITE 300, MORRISTOWN, NEW JERSEY             07960
     (Address of principal executive offices)                 (Zip Code)


                                  973-290-0080
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(a) On March 13, 2006, Access Integrated Technologies, Inc. (the "Company") entered into a purchase agreement (the "Underwriting Agreement") with Roth
Capital Partners, LLC ("Roth Capital") and Craig-Hallum Capital Group LLC ("Craig Hallum" and together with Roth Capital, the "Underwriters"), pursuant to which the Underwriters agreed to act as underwriter of 5,126,086 shares of the Company's Class A common stock being offered. The securities are being offered by the Company pursuant to a shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on December 21, 2005 (File No.
333-130553) and an applicable prospectus supplement. Pursuant to the Underwriting Agreement and subject to the terms and conditions expressed therein, the Company agreed to sell these securities to the Underwriters at a purchase price equal to $9.40 per share. The price per share is equal to the public offering price of the securities less a per security discount equal to five percent of the public offering price per security and an advisory fee equal to one percent of the public offering price per security. The Underwriters will offer such securities to the public at the public offering price of $10.00. At the Underwriters' discretion, the Underwriters have a 30 day option to buy up to an additional 768,913 shares from the Company at the public offering price less the underwriting discounts and commissions to cover these sales. The Company also agreed to bear the expenses of the offering. The Company anticipates that the closing of this offering will take place on or before March 17, 2006.

Pursuant to the Underwriting Agreement, the Company agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments which the Underwriter or such other indemnified parties may be required to make in respect of any such liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to and incorporates herein by reference the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1.

ITEM 7.01.   REGULATION FD DISCLOSURE

On March 13, 2006, the Company issued a press release announcing the pricing of the offering of 5,126,086 shares of its Class A common stock, a copy of which is attached hereto as Exhibit 99.1.

In accordance with General  Instruction B.2 of Form 8-K, the information in this
Item 7.01, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.


         (c) EXHIBITS.

             1.1  Purchase   Agreement  by  and  between   Access   Integrated
                  Technologies, Inc., Roth Capital Group, LLC and Craig-Hallum Capital Group LLC, effective as of March 13, 2006.

             99.1 Access Integrated  Technologies,  Inc. press release,  dated
                  March 13, 2006.



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                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of  March 14, 2006
                                      ACCESS INTEGRATED TECHNOLOGIES, INC.


                                      By:/s/ Gary S. Loffredo
                                         ---------------------------------------
                                      Name:  Gary S. Loffredo
                                      Title: Senior Vice President -- Business
                                             Affairs,
                                             General Counsel and Secretary



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                                  EXHIBIT INDEX


1.1 Purchase Agreement by and between Access Integrated Technologies, Inc., Roth Capital Group, LLC and Craig-Hallum Capital Group LLC, effective as of March 13, 2006.

99.1 Access Integrated Technologies, Inc. press release, dated March 13, 2006.









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